EXHIBIT 10.4

               AMENDMENT TO BUSINESS CREDIT AND SECURITY AGREEMENT
                                (Amendment No. 3)

     THIS AMENDMENT TO BUSINESS CREDIT AND SECURITY AGREEMENT ("Amendment") is entered into as of the 31st day of March, 1999 by and among Elcom Services Group, Inc. ("Elcom Services"), Deutsche Financial Services Corporation ("DFS") and elcom.com, inc., a Delaware corporation ("elcom.com"), having a principal place of business located at 10 Oceana Way, Norwood, MA 02062.

     RECITALS: DFS and Elcom Services are parties to that certain Business Credit and Security Agreement executed as of March 1, 1997, as amended ("BCSA"). Capitalized terms shall have the same meaning as defined in the BCSA unless otherwise indicated. DFS, Elcom Services and elcom.com now desire to add elcom.com as a "Borrower" under and pursuant to the terms of the BCSA.

     FOR VALUE RECEIVED, DFS, Elcom Services and elcom.com agree as follows:

     1. The BCSA shall be amended to add elcom.com as a "Borrower" party to the same extent as if elcom.com had been an original signatory thereto. The term "Borrower" is hereby amended to mean Elcom Services and elcom.com, individually and/or collectively. elcom.com, jointly and severally with Elcom Services, and each hereby assumes all of the Obligations and duties under the BCSA and the other Loan Documents as a Borrower, and agrees to all of the terms and conditions thereof and of any of the other Loan Documents, including but not limited to, the provisions of Section 3.15 of the BCSA. Within forty-five (45) days of the date of this Amendment, elcom.com shall enter into a lockbox agreement with a financial institution and in form and substance satisfactory to DFS ("Lockbox Agreement") (and the Lockbox Agreement shall be a Loan Document) and elcom.com shall direct all of its Account Debtors to make payment thereunder to the lockbox established under the terms of the Lockbox Agreement. Prior to the establishment of the Lockbox Agreement, elcom.com shall deposit all collections from its Account Debtors in to the lockbox approved by DFS which is used by Elcom Services for the deposit of its collections from Account Debtors.

     All of the representations, warranties, covenants and agreements set forth in the BCSA and the other Loan Documents are hereby made by elcom.com in favor of DFS, all of which Elcom Services also hereby reaffirms as of the date hereof. elcom.com agrees and confirms that its Collateral secures the Obligations. In connection with the foregoing, elcom.com hereby delivers to DFS the Secretary's Certificate attached hereto. Nothing herein, however, shall in any manner be deemed a release of Elcom Services' obligations to DFS under the BCSA or any other Loan Document.

     2. The BCSA shall be further amended by incorporating the following as if fully and originally set forth therein:

     "Common Credit Facility. elcom.com is a wholly-owned subsidiary of Elcom Services, both of which do business among each other and with third parties substantially as an integrated family of companies, and accordingly, each Borrower desires to have the availability of one common credit facility instead of separate credit facilities. Each Borrower has requested that DFS extend such a common credit facility on the terms set forth herein. Each Borrower acknowledges that DFS will be lending against, and relying on a lien upon, substantially all of Borrower's assets even though the proceeds of any particular advance made hereunder may not be advanced directly to such Borrower, and that such Borrower will nevertheless benefit by the making of all such advances by DFS and the availability of a single credit facility of a size greater than each might independently warrant.

     Appointment of Elcom Services as Agent. elcom.com hereby appoints Elcom Services as its agent and attorney-in-fact to take any action or execute any document or instrument necessary or appropriate for the administration of the Collateral hereunder and under the other Loan

     Documents. Without limiting the generality of the foregoing, Elcom Services shall prepare and deliver to DFS all reports concerning the Accounts and other Collateral required by this Agreement, whether such Collateral is owned by Elcom Services or elcom.com, and elcom.com shall be fully bound by the statements and actions of Elcom Services. In addition, Elcom Services shall be the only Borrower from whom DFS shall recognize requests for advances hereunder, whether such advance request is for the benefit of Elcom Services or elcom.com. DFS shall be entitled to rely absolutely and without duty of inquiry or investigation upon any agreement, request, communication or other notice given by Elcom Services hereunder.

     Joint and Several Liability. Notwithstanding anything herein to the contrary, each Borrower is primarily and jointly and severally liable for all Obligations. If and to the extent a Borrower shall be deemed a guarantor of the other Borrower hereunder, such Borrower's joint liability for any Obligations of such other Borrower shall be deemed to be a guaranty of payment and performance, and not of collection. A Default by one Borrower shall be deemed a Default by the other Borrower."

     3. Conditions Precedent. Notwithstanding the foregoing, this Amendment shall not be effective unless and until satisfaction of the following terms and conditions, each as acceptable to DFS, in its sole discretion:

     (a) execution and delivery of this Amendment by all parties hereto.

     (b) execution of a Collateralized Guaranty by Elcom International, Inc. ("EII") of all of the obligations of elcom.com to DFS.

     (c) a reaffirmation of EII's existing guaranty of the obligations of Elcom Services to DFS.

     (d) File stamped UCC financing statements on elcom.com, in form and substance acceptable to DFS, in all relevant jurisdictions to ensure DFS' valid first priority, fully perfected security interest in the Collateral of elcom.com.

     (e) UCC lien searches on elcom.com and "Elcom Systems, Inc." in all relevant jurisdictions evidencing filing of the aforementioned UCC financing statements and no prior filers other than those acceptable to DFS, or in the event such prior filers appear in such searches, subordinations and/or releases in form and substance acceptable to DFS.

     (f) Revised and/or replacement insurance certificates and lender loss payee endorsements, in the form currently required under the existing financing agreements with DFS, to include elcom.com.

     (g) the written consent of DFS' participant in these credit facilities.

     (h) such other and further documents and agreements as DFS may determine in connection with any of the foregoing.

     All other terms and provision of the BCSA, to the extent consistent with the foregoing, are hereby ratified and will remain unchanged and in full force and effect.

     IN WITNESS WHEREOF, Elcom Services, elcom.com and DFS have each executed this Amendment as of the date first above written.

     THIS AMENDMENT, THE BCSA AND ALL OF THE OTHER LOAN DOCUMENTS CONTAIN BINDING ARBITRATION, JURY WAIVER AND PUNITIVE DAMAGE WAIVER PROVISIONS, WHICH EACH PARTY, BY THEIR SIGNATURE BELOW, HEREBY ACKNOWLEDGES AND ACCEPTS.

                                        ELCOM SERVICES GROUP, INC.

Attest:
                                        By:           /s/ L. F. Mulhern
                                        Name:         L. F. Mulhern
 /s/ Alfred J. Gauvin                   Title:        Chief Financial Officer
 (Assistant) Secretary


                                        elcom.com, inc.

Attest:
                                        By:           /s/ L. F. Mulhern
                                        Name:         L. F. Mulhern
 /s/ Michael J. McEachern               Title:        Chief Financial Officer
 (Assistant) Secretary



                     DEUTSCHE FINANCIAL SERVICES CORPORATION


                                        BY:           /s/ M. B. Schafer
                                        Name:         Mark B. Schafer
                                        Title:        Regional Branch Manager

                        PARTICIPANT CONSENT AND AGREEMENT
                    ---------------------------------------

     The undersigned ("Participant") is a party to that certain First Amended and Restated Participation Agreement with DFS dated as of February 14, 1997 (as amended, the "Participation Agreement"), concerning its participation in credit facilities extended to Elcom Services Group, Inc. by DFS. The undersigned hereby
(i) acknowledges and agrees to the terms of the foregoing Amendment to Business Credit and Security Agreement (Amendment No. 3), and does hereby ratify and confirm its Participation Agreement in all respects, and (ii) agrees that the Participation Agreement shall be amended in all respects to add elcom.com, Inc. to the definition of "Borrower" therein.

BANKBOSTON, N.A.

By:              /s/ D. E. Bryant
Name:            D. E. Bryant
Title:           Division Executive
Date:            March 31, 1999

                         Guarantor Consent and Agreement

The undersigned Guarantor hereby acknowledges and consents to the terms of the foregoing Amendment to Business Credit and Security Agreement (Amendment No. 3), and does hereby ratify and confirm each and every guaranty of Borrower (inclusive of elcom.com) in all respects.


ELCOM INTERNATIONAL, INC.



By:            /s/ L. F. Mulhern

Print Name:    L. F. Mulhern

Title:         Chief Financial Officer

Date:          March 31, 1999

               AMENDMENT TO BUSINESS CREDIT AND SECURITY AGREEMENT
                                (Amendment No. 4)

This Amendment to Business Credit and Security Agreement ("Amendment") is made by and among Deutsche Financial Services Corporation ("DFS"), Elcom Services Group, Inc. ("Elcom Services"), and elcom.com, inc. ("elcom.com") (Elcom Services and elcom.com are referred to herein collectively as "Borrower").

     WHEREAS, DFS and Borrower are parties to that certain Business Credit and Security Agreement dated March 1, 1997, as amended ("Agreement"); and

     WHEREAS, DFS and Borrower desire to amend the Agreement as provided herein.

     NOW, THEREFORE, for and in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, DFS and Borrower agree as follows:

     1. Total Credit Facility. The first sentence of Section 3.1 is hereby deleted in its entirety and replaced with the following:

               "In consideration of Borrower's payment and performance of its Obligations and subject to the terms and conditions contained in this Agreement, DFS agrees to provide, and Borrower agrees to accept, an aggregate credit facility (the "Credit Facility") of up to Eighty Million Dollars ($80,000,000) ("Total Credit Limit")."

     2. Floorplan Inventory Loan Facility. The first sentence of Section 3.2 is hereby deleted in its entirety and replaced with the following:

               "Subject to the terms of this Agreement, DFS may provide to Borrower floorplan financing for the acquisition of Inventory from vendors approved by DFS in DFS' reasonable credit judgment (each advance being a "Floorplan Inventory Loan"), up to an aggregate unpaid principal amount at any time not to exceed Thirty-Five Million Dollars ($35,000,000) (collectively, the "Floorplan Inventory Loan Facility")."

     3. Total Working Capital Credit Limit.

          3.1 Total Working Capital Credit Limit.  The first sentence of Section
          3.3 is hereby deleted in its entirety and replaced with the following:

               "Subject to the terms of this Agreement, DFS agrees, for so long as no Default exists, to provide to Borrower, and Borrower agrees to accept, working capital financing (each advance being a
               "Working Capital Loan") on Eligible Accounts and Eligible Inventory in the maximum aggregate unpaid principal amount at any time equal to the lesser of (i) the Borrowing Base and (ii) Forty-Three Million Dollars ($43,000,000) ("Total Working Capital Credit Limit")."

          3.2 Eligible Accounts. Section 3.3(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

               "(a)  Eligible  Accounts.  On  receipt  of  each  Borrowing  Base
               Certificate in form and substance acceptable to DFS (the "Borrowing Base Certificate"), DFS will credit Borrower with eighty-five percent (85%) ("Eligible Accounts Advance Rate") of the net amount of the Eligible Accounts which are, absent error or other discrepancy, listed in such Borrowing Base Certificate ("Eligible Account Availability"); provided, however, that DFS may reduce the Eligible Accounts Advance Rate to eighty percent (80%) at any time and from time to time upon DFS' determination that the aging of the Eligible Accounts has increased. For purposes hereof, the net amount of Eligible Accounts at any time shall be the face amount of such Eligible Accounts less any and all returns, discounts (which may, at DFS' option, be calculated on shortest terms), credits, rebates, allowances, or excise taxes of any nature at any time issued, owing, claimed by Account Debtors, granted, outstanding or payable in connection with such Accounts at such time."

          3.3 Interest. Section 3.3(c) of the Agreement is hereby deleted in its entirety and replaced with the following:

               "(c) Interest. Borrower agrees to pay interest to DFS, on the Daily contract Balance owed under Borrower's Working Capital Loans at a rate that is equal to the Prime Rate minus one-half of one percentage point (0.5%) per annum ("Base Working Capital Loan Interest Rate"); subject to the following periodic adjustments:

                    (1) the Base Working Capital Loan Interest Rate shall be increased by one quarter of one percentage point (0.25%) effective on the first day of the Borrower's fiscal quarter immediately following each of Borrower's fiscal quarters that Elcom (or Borrower, if Borrower's financial statements are not consolidated with Elcom) shall evidence a before tax loss, excluding any expense charges relating to the Intangibles, as determined in accordance with GAAP ("Before Tax Loss"), during such fiscal quarter;

                    (2) if during the fiscal quarter immediately following an increase in the Base Working Capital Loan Interest Rate as provided in Section 3.3(c)(1) above, Borrower's financial statements do not evidence a cumulative Before Tax Loss and provided that Borrower is not in Default, then the interest rate applicable to Working Capital Loans shall be reduced by one quarter of one percentage point (0.25%), but in no event shall the interest rate applicable to Working Capital Loans ever be less than the Base Working Capital Loan Interest Rate; and

                    (3) if Borrower shall be in compliance with all Financial Covenants set forth in Section 9.3.1 as of the last day of Borrower's fiscal year, and provided that Borrower is not in Default, then effective on the first day of the immediately following fiscal year the applicable interest rate on the Daily Contract Balance owed under Borrower's Working Capital Loans shall be the Base Working Capital Loan Interest Rate, subject to increases in the Base Working Capital Loan Interest Rate as a result of subsequent Before Tax Losses as described in this Section 3.3(c).

                    Each change in the Base Working Capital Loan Interest Rate shall be applied retroactively to the effective date of change. Any change to the Base Working Capital Loan Interest Rate shall not be deemed to be a waiver of DFS' rights under the Agreement, including, but not limited to, the right to declare Borrower in Default as a result of Before Tax Losses that constitute a Default under the Agreement."

     4. Overadvance Facility.

          4.1 Introductory Clause. The introductory clause of Section 3.4 is hereby deleted in its entirety and replaced with the following:

               "Subject to the terms of this Agreement, DFS agrees, for so long as no Default exists, to provide borrower, and Borrower agrees to accept, overadvance financing for the purposes described herein (each advance being an "Overadvance Loan"), up to an aggregate unpaid principal amount not to exceed at any time Two Million Dollars ($2,000,000), on and subject to the following terms and conditions (the "Overadvance Facility"):"

          4.2  Total  Outstanding  Principal.  The  second to last  sentence  of
          Section 3.4 is hereby deleted in its entirety and replaced with the following:

               "Notwithstanding anything else herein, the total outstanding principal amount of all Loans under this Agreement shall not at any time exceed $80,000,000.00."


     5. Financial Covenant Default Forbearance Fee. A new Section 9.3.3 is incorporated into the Agreement as follows:

               "9.3.3 Financial Covenant Default/Forbearance Fee. If Borrower is in Default under the Agreement solely as a result of Borrower's breach of one or more of the Financial Covenants set forth in
               Section 9.3.1, and is not otherwise in Default, Borrower may request that DFS' forbear from enforcing its rights and remedies as a result of such Default. DFS in its sole discretion shall determine whether to grant to Borrower such forbearance, with such forbearance memorialized in a writing in form and substance satisfactory to DFS (each a "Forbearance Letter"), and further provided that Borrower pays to DFS a fee of $25,000.00 for such forbearance ("Forbearance Fee"). Tender of the Forbearance Fee by Borrower to DFS shall not obligate DFS to grant its forbearance. Any Forbearance Letter provided by DFS to Borrower shall not be deemed a waiver of DFS' rights and remedies under the Agreement and DFS may issue any number of Forbearance Letters from time to time with respect to the same or similar types of Defaults without impairing DFS' rights under the Agreement."

     6. Conditions Precedent. Notwithstanding the foregoing, this Amendment shall not be effective unless and until satisfaction of the following terms and conditions, each as acceptable to DFS, in its sole discretion:

               (a) execution and delivery of this Amendment by all parties hereto.

               (b)  a  reaffirmation  of  Elcom  International,   Inc.  existing
               guaranties of the obligations of Borrower to DFS.

               (c) execution of an amendment to the Participation Agreement dated February 14, 1997, as amended, between DFS and BankBoston, N.A. ("BankBoston"), in form and substance acceptable to each party thereto.

               (d) the written consent of BankBoston to this Amendment.

               (e) satisfaction of all of the conditions precedent in that certain Amendment to Business Credit and Security Agreement making elcom.com a party to the Agreement.

               (f) satisfaction of all of the conditions precedent in that certain waiver letter delivered by DFS to Borrower.

               (g) such other and further documents and agreements as DFS may determine in connection with any of the foregoing.

     7. No Other Modifications. Except as expressly modified or amended herein, all other terms and provisions of the Agreement shall remain unmodified and in full force and effect and the Agreement, as hereby amended, is ratified and confirmed by DFS and Borrower.

     8. Capitalized Terms. Except as otherwise defined herein, all capitalized terms will have the same meanings set forth in the Agreement.

     IN WITNESS WHEREOF, DFS, Elcom Services and elcom.com have executed this Amendment as of the 31st day of March, 1999.


                               ELCOM SERVICES GROUP, INC.

ATTEST:

                               Print Name:    L. F. Mulhern

                               Title: Chief Financial Officer

 /s/ Alfred J. Gauvin             By:    /s/ L. F. Mulhern
 (Assistant) Secretary


                               ELCOM.COM, INC.

ATTEST:                        Print Name:    L. F. Mulhern

                               Title: Chief Financial Officer

/s/  Michael J. McEachern         By:    /s/ L. F. Mulhern
  (Assistant) Secretary


                                    DEUTSCHE FINANCIAL SERVICES
                                    CORPORATION



                                    By:     /s/ M. B. Schafer

                                    Print Name:    Mark B. Schafer

                                    Title:  Regional Branch Manager

                        Participant Consent and Agreement

     The undersigned ("Participant") is a party to that certain First Amended and Restated Participation Agreement with DFS dated as of February 14, 1997, as amended (the "Participation Agreement"), concerning its participation in credit facilities extended to Elcom Services Group, Inc. and elcom.com, inc. by DFS. The undersigned hereby acknowledges and agrees to the terms of the foregoing Amendment to Business Credit and Security Agreement (Amendment No. 4), and does hereby ratify and confirm its Participation Agreement in all respects.


BANKBOSTON, N.A.


By:           /s/ D. E. Bryant

Name:         D. E. Bryant

Title:        Division Executive

Date:         03/31/99

                         Guarantor Consent and Agreement

The undersigned Guarantor hereby acknowledges and consents to the terms of the foregoing Amendment to Business Credit and Security Agreement (Amendment No. 4), and does hereby ratify and confirm each and every guaranty of Borrower (inclusive of elcom.com) in all respects.


ELCOM INTERNATIONAL, INC.



By:            /s/  L. F. Mulhern

Print Name:    L. F. Mulhern

Title:         Chief Financial Officer

Date:          March 31, 1999